Summarized Status of Nonvested Shares and Changes during Periods (Detail) - Unvested Restricted Awards - $ / shares		12 Months Ended
		Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Shares
Outstanding at beginning of year		1,769,000	1,783,000	554,000
Granted	[1]	388,211	672,724	1,667,246
Vested		(930,000)	(602,000)	(328,000)
Forfeited/canceled		(81,000)	(85,000)	(110,000)
Outstanding at end of year		1,146,000	1,769,000	1,783,000
Weighted Average Grant-Date Fair Value
Outstanding at beginning of year		$ 26.75	$ 24.19	$ 19.96
Granted	[1]	38.38	30.67	24.75
Vested		26.05	23.74	19.95
Forfeited/canceled		28.78	25.47	23.82
Outstanding at end of year		$ 31.11	$ 26.75	$ 24.19

[1]	Includes the issuance of approximately 870,361 stock replacement awards in connection with the acquisition of NetSpend in 2013. These awards had a market value of $21.5 million. A portion of the expense associated with these options has been included as a component of the total purchase price of the NetSpend acquisition. Refer to Note 24.